SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 30, 2006

Series 2002-1G WST Trust

Series 2005-1G WST Trust

Westpac Securitisation Management Pty Limited

Westpac Banking Corporation

(Exact Name of Issuing Entities, Depositor/Registrant and Sponsor as specified in their respective charters)

New South Wales

(State or Other Jurisdiction of Incorporation of Registrant)

333-32944 and 333-32944-01	Not applicable
(Commission File Numbers)	(I.R.S. Employer Identification No.)

Level 20, 275 Kent Street, Sydney, NSW 2000, Australia	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

011 61 (2) 8253-1502

(Registrant’s Telephone Number, Including Area Code)

Former address: Level 25, 60 Martin Place, Sydney, NSW 2000, Australia

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03 Change in Fiscal Year

The Registrant determined June 30, 2006 to change its fiscal year to a new fiscal year end of September 30. The Registrant will file a Form 10-K covering the transition period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westpac Securitisation Management Pty Limited
(Registrant)

Dated: June 30, 2006	By:	/s/ Cameron Kelly
	Name:	Cameron Kelly
	Title:	Principal Accounting Officer

	By:	/s/ Ramesh Raghuraman
	Name:	Ramesh Raghuraman
	Title:	Manager – Securitisation